Vehicles, net	12 Months Ended
Dec. 31, 2021
Vehicles, net
Note 5 —Vehicles, net
The Company’s vehicles, net consists of the following (in thousands):

	December 31,
	2021	2020
Deployed vehicles	$93,192	$69,944
Undeployed vehicles	46,867	24,676
Spare parts	10,009	15,000
Less: Accumulated depreciation	(31,119)	(28,515)

Total vehicles, net	$118,949	$81,105

Depreciation expense relating to vehicles was $47.3 million and $23.8 million for the years ended December 31, 2021 and 2020, respectively.